EXHIBIT 32.2
------------

                              UNITED-GUARDIAN, INC.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of United-Guardian, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth H. Globus, President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 6, 2005                        /s/ Kenneth H. Globus
                                          --------------------------
                                          Kenneth H. Globus
                                          President and Chief Financial Officer